                                                                    EXHIBIT 99.1




                         Monthly Servicer's Certificate
              American Express Travel Related Services Company, Inc.

              ------------------------------------------------------
                          American Express Master Trust
              ------------------------------------------------------


      The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of June 30, 1992 (as Amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation "RFC"), American Express Centurion Bank ("AECB") as Transferor, and The Bank of New York, as Trustee, does hereby certify The information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable; provided, that the "preceding Due Period" shall mean the Due Period immediately preceding the calendar month in which this Certificate is delivered. This certificate is delivered pursuant to subsection 3.04 (c) of the Agreement. References herein to certain sections and subsection are references to the respective sections and subsections in the Agreement.

2.    TRS is Servicer under the Agreement.

3.    The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 15, 2003 and related due period from August 28, 2003 through September 27, 2003.

A.    Information Regarding the American Express Master Trust

1.    Trust Principal Component as of the
      end of the preceding Due Period.....                  $6,148,821,687.20

2.    Aggregate Invested Amounts as of the end of the
      preceding Due Period.....                             $3,020,163,018.00

3.    Transferor Amount as of the end of the
      preceding Due Period.....                             $3,128,658,669.20

4.(a) Transferor Percentage as of the end of the
      second preceding Due Period....                                51.9120%

4.(b) Transferor Percentage as of the end of the
      preceding Due Period.....                                      50.8822%

5.    Aggregate Excess Principal Collections for the
      preceding Due Period.....                             $2,602,436,956.38

6.    Aggregate Principal Shortfalls for the
      preceding Due Period.....                                         $0.00

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

B. Information Regarding Performance of the American Express Master Trust Receivable Pool

1.    The aggregate Receivable balance as of

  (a) the beginning of the preceding Due Period was
      equal to.....                                         $6,474,728,309.71

  (b) the end of the preceding Due Period was
      equal to.....                                         $6,338,991,430.10

2.    The Yield Factor in effect for the preceding Due
      Period                                                          3.0000%

3.    The aggregate amount of billed Receivables as of the
      beginning of the preceding Due Period was equal to    $6,262,455,478.07

4.(a) The aggregate amount of Collections on
      Receivables, exclusive of recoveries for the
      preceding Due Period was equal to.....                $5,564,178,123.39

  (b) The aggregate balance of Receivables deposited to
      the Collection  Account Pursuant to Sections 2.04 (d)
      and 3.03 of the Agreement for the preceding Due
      Period was equal to....                                           $0.00

5.    The aggregate amount of Principal Collections
      for the preceding Due Period was equal to.....        $5,397,252,779.69

6.    The aggregate amount of Yield Collections
      for the preceding Due Period was equal to.....          $166,925,343.70

7.    Gross Losses
      [The aggregate amount of Receivables
      for all Accountswhich became Defaulted Accounts
      during the preceding Due Period] was equal to.....       $19,733,258.40

8.    The aggregate amount of Recoveries
      for the preceding Due Period was equal to.....            $4,718,425.90

9.(a) Net Losses [Gross Losses, less Recoveries]
      for the preceding Due Period was equal to.....           $15,014,832.50

   (b)The Default Amount [Net Losses, times(1 minus the
      Yield Factor)]for thepreceding Due Period was equal
      to.....                                                  $14,564,387.53

10.   Delinquent Balances
      The aggregate amount of outstanding balances in the
      Accounts that was delinquent as of such Accounts'
      cycle billing date occurring during the
      preceding Due Period:
                                                            Aggregate Balance
      (a)   30-59 Days                                         $73,414,696.83
      (b)   60-89 Days                                         $27,803,346.06
      (c)   90-119 Days                                        $17,968,773.57
      (d)   120 days or more                                   $71,426,377.77
      Total                                                   $190,613,194.23

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

1.    The aggregate amount of Charge Volume and Fees
      for the preceding Due Period.....                     $5,448,174,502.18

2.    Computed yield as a percentage of Charge Volume and
      Fees [Yield Collections for the preceding Due Period
      divided by the aggregate amount of Charge Volume and
      Fees for the preceding Due Period].....                         3.0639%

3.    Gross Losses as a Percentage of Charge Volume and Fees
      [Gross Losses, divided by the aggregate amount of
      Charge Volume and fees for the preceding Due Period].....       0.3622%

4.    Recovery rate [Recoveries, divided by
      the aggregate amount of Charge Volume and Fees
      for the preceding Due Period].....                              0.0866%

5.    Net Losses as a Percentage of Charge Volume and Fees
      [Net Losses, divided by the aggregate amount of Charge
      Volume and Fees for the preceding Due Period].....              0.2756%

6.    Computed Net Yield as a Percentage of Charge Volume
      and Fees[Yield Collections less Net Losses,
      divided by the aggregate amount of Charge Volume and
      Fees for the preceding Due Period].....                         2.7883%

7.    Average Monthly Payment rate for the Due Period
      [Collections on Receivables, excluding Recoveries
      for the preceding Due Period, divided by the
      aggregate amount of billed Receivables as of
      the beginning of the preceding Due Period].....                88.8498%

8.    Receivable turnover rate
      Charge Volume and Fees for the previous twelve Due
      Periods divided by the arithmetic average of month-end
      Receivable balances for the previous twelve Due Periods,
      including the Receivable balance at the beginning of such
      twelve month period....                                        10.0476%

9.    Delinquency rates
      [The aggregate amount of outstanding balances in the Accounts that were delinquent as of such Accounts' cycle billing date occurring during the preceding Due Period, divided by the aggregate amount of outstanding balances for all Accounts as of such Accounts' cycle billing date occurring during the preceding Due Period]:

      (a) 30-59 Days                                                  1.1820%
      (b) 60-89 Days                                                  0.4477%
      (c) 90-119 Days                                                 0.2893%
      (d) 120 or more Days                                            1.1500%

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

D.    Information Regarding the Privileged Assets Program

1.    Estimated Trust Privileged Assets Billed Amounts
      for the second preceding Due Period.....                 $16,236,769.00

2.    Privileged Assets Applied Dilution Factor for the
      second preceding Due Period.....                              40.82709%

3.    Privileged Assets Calculated Amount for the
      preceding Due Period.....                                 $6,430,130.00

4.    Trust Principal Component as of the end of the
      preceding Due Period (reduced by the Privileged
      Assets Calculated Amount for the preceding
      Due Period).....                                      $6,142,391,557.00

5.    Minimum Trust Principal Component.....                $3,243,700,000.00

6.    Transferor Amount (reduced by the Privileged
      Assets Calculated Amount for the preceding
      Due Period) as of the end of the preceding
      Due Period.....                                       $3,122,228,539.00

7.    The Trust Principal Component as of the end
      of the preceding Due Period (reduced by the
      privileged Assets Calculated Amount for the
      preceding Due Period) [Item 4] was not less
      than the Minimum Trust Principal Component [Item 5].                Yes

8.    Transferor Amount (reduced by the Privileged
      Assets Calculated Amount for the preceding Due
      Period) [Item 6] as a percentage of the Trust Principal
      Component (reduced by the Privileged Assets
      Calculated Amount for the preceding Due Period) [Item 4].        50.83%


9.    The Transferor Amount (reduced by the Privileged
      Assets Calculated Amount for the preceding Due
      Period) [Item 6] was not less than 3.0% of the
      Trust Principal Component (reduced by the Privileged
      Assets Calculated Amount for the preceding Due Period)
      [Item 4].....                                                       Yes

                         Monthly Servicer's Certificate
             American Express Travel Related Services Company, Inc.

10.   Estimated Trust Privileged Assets Billed Amounts
      for the second Preceding Due Period [Item 1] as a
      percentage of Trust Principal Component for the
      preceding Due Period (as reduced) [Item 4].....                 0.2640%

11.   Item 10 does not exceed 1% at the same time as
      Item 8 is not less than 17%.                                        Yes

12.   Average of the privileged Assets Monthly Payment
      Rates for the 6 month period ending on the last
      day of the second preceding Due Period.                       88.62924%

13.   Trust Average Monthly Payment Rate for the preceding
      Due Period.                                                    86.9679%

14.   110% of Item 13.....                                           95.6647%

15.   Item 12 is not less than Item 14                                     No

16.   Item 8 is not less than 17%                                         Yes



IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of October, 2003.



                                            American Express
                                            Travel Related Services
                                            Company, Inc. Servicer,

                                            By:    /s/ Robin Flanagan
                                                   ------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                            Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 1994-3 Certificates

A.    Information Regarding American Express Master Trust Series
      1994-3 Allocation Percentages

1.    Floating Allocation Percentage as of the end of
      the Second preceding Due Period.....                            5.0547%

2.    Fixed Allocation Percentage.....                                0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections.....                                 $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections.....                             $0.00

4.    The amount of Yield Collections allocable to
      Series 1994-3 [Floating Allocation
      Percentage, times Yield Collections].....                 $8,437,590.44

5. The amount of Principal Collections allocable to Series 1994-3:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated
      as Excess Principal Collections.....                    $272,815,424.28

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation  Percentage, times
      Principal Collections].....                                       $0.00

6.    The Investor Default Amount allocable to
      Series 1994-3 [Floating Allocation
      Percentage, times Default Amount].....                      $736,187.41

B.    Information Regarding the Application of Funds on
      Deposit in the Collection Account for the Series
      1994-3 Certificates, pursuant to Section 4.08 of the Series Supplement

1.    Class A Monthly Interest @ 7.8500%                        $1,962,500.00

2.    Class B Monthly Interest                                    $115,674.60

3.    Investor Monthly Servicing Fee                              $529,100.53

4.    Reimbursement of Class A Investor Charge offs                     $0.00

5.    Investor Default Amount                                     $736,187.41

6.    Unpaid Class B Interest                                           $0.00

7.    Reimbursement of Class B Investor Charge offs                     $0.00

8.    Excess Yield Collections                                  $5,094,127.90

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------

C.    Information on the Application of Principal
      Collections to the Collection Account
      regarding Series 1994-3 Certificates

1.    Class A Monthly Principal deposited to the
      Collection Account for distribution to
      Class A Certificateholders                                        $0.00

2.    Class B Monthly Principal deposited to the
      Collection Account for distribution to
      Class B Certificateholders                                        $0.00

3.    Series 1994-3 Principal Shortfall                                 $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 1994-3 Collection Account
      for distribution to Certificateholders                            $0.00

5.    Excess Principal Collections allocable to other
      Series                                                  $273,551,611.69

D.    Information Regarding the Series 1994-3 Class A
      Interest Funding Account

1.    Beginning Balance                                                 $0.00

2.    Deposit from Collection Account                           $1,962,500.00

3.    Withdrawal to Class A Certificateholders, if any                  $0.00

4.    Ending Balance                                            $1,962,500.00

E.    Information Regarding the Series 1994-3 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date.....                         $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                 $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution
      Date.....                                                         $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
             ------------------------------------------------------

F.    Information Regarding Series 1994-3 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance                             $300,000,000.00

2.    Class B Certificate Balance                              $17,460,317.00

3.    Class A Invested Amount                                 $300,000,000.00

4.    Class B Invested Amount                                  $17,460,317.00

5.    Class A Investor Charge Offs for the preceding Due                $0.00
      Period

6.    Class B Investor Charge Offs for the preceding Due
      Period                                                            $0.00

7.    Unreimbursed Class A Investor Charge Offs                         $0.00

8.    Unreimbursed Class B Investor Charge Offs                         $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions                                       $0.00

2.    Class A interest distributions                                    $0.00

3.    Class A principal distributions                                   $0.00

4.    Total Class B distributions                                       $0.00

5.    Class B interest distributions                              $115,674.60

6.    Class B principal distributions                                   $0.00

H.    The Series 1994-3 Factors

1.    The Series 1994-3 Class A Factor for the preceding
      Record Date[which represents the ratio of the amount
      of the Class A Invested Amount as of  such Record Date
      (adjusted after taking into account any reduction in
      the Class A Invested Amount that will occur on the
      following distribution date) to the Initial Class A
      Invested Amount (rounded to seven decimal places)            1.0000000%

2.    The Series 1994-3 Class B Factor for the preceding
      Record Date [which represents the ration of the
      amount of the Class B Invested Amount as of such
      Record Date (adjusted after taking into account
      any reduction in the Class B Invested Amount that
      will occur on the following distribution date) to
      the Initial Class A Invested Amount (rounded to
      seven decimal places)                                        1.0000000%

            ------------------------------------------------------
            American Express Travel Related Services Company, Inc.
                 American Express Master Trust, Series 1994-3
            ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 1994-3 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 7th day of October, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2001-1 Certificates

A. Information Regarding American Express Master Trust Series 2001-1 Allocation Percentages

1.    Floating Allocation Percentage as of the end of
      the Second preceding Due Period.....                           12.9100%

2.    Fixed Allocation Percentage.....                                0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections.....                                 $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections.....                             $0.00

4.    The amount of Yield Collections allocable to
      Series 2001-1 [Floating Allocation
      Percentage, times Yield Collections].....                $21,550,062.08

5. The amount of Principal Collections allocable to Series 2001-1:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated
      as Excess Principal Collections.....                    $696,785,340.70

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times
      Principal Collections]....                                        $0.00

6.    The Investor Default Amount allocable to
      Series 2001-1 [Floating Allocation
      Percentage, times Default Amount].....                    $1,880,262.45

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2001-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.    Class A Monthly Interest @ 1.2100%                          $756,250.00

2.    Class B Monthly Interest                                     $78,040.54

3.    Investor Monthly Servicing Fee                            $1,351,351.35

4.    Reimbursement of Class A Investor Charge offs                     $0.00

5.    Investor Default Amount                                   $1,880,262.45

6.    Unpaid Class B Interest                                           $0.00

7.    Reimbursement of Class B Investor Charge offs                     $0.00

8.    Funding of Reserve Account                                        $0.00

9.    Excess Yield Collections                                 $17,484,157.75

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------

C.    Information on the Application of Principal
      Collections to the Collection Account
      regarding Series 2001-1 Certificates

1.    Class A Monthly Principal deposited to the
      Collection Account for distribution to
      Class A Certificateholders                                        $0.00

2.    Class B Monthly Principal deposited to the
      Collection Account for distribution to
      Class B Certificateholders                                        $0.00

3.    Series 2001-1 Principal Shortfall                                 $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 2001-1 Collection Account
      for distribution to Certificateholders                            $0.00

5.    Excess Principal Collections allocable to other
      Series                                                  $698,665,603.15

D.    Information Regarding the Series 2001-1 Class A
      Interest Funding Account

1.    Beginning Balance                                                 $0.00

2.    Deposit from Collection Account                             $756,250.00

3.    Withdrawal to Class A Certificateholders, if any            $756,250.00

4.    Ending Balance                                                    $0.00

E.    Information Regarding the Series 2001-1 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date.....                         $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                 $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date.....                                 $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------

F.    Information Regarding Series 2001-1 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance                             $750,000,000.00

2.    Class B Certificate Balance                              $60,810,810.00

3.    Class A Invested Amount                                 $750,000,000.00

4.    Class B Invested Amount                                  $60,810,810.00

5.    Class A Investor Charge Offs for the preceding Due
      Period                                                            $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period                                                            $0.00

7.    Unreimbursed Class A Investor Charge Offs                         $0.00

8.    Unreimbursed Class B Investor Charge Offs                         $0.00

G. Information Regarding the Current Monthly Distribution To Class A and Class B Certificateholders

1.    Total Class A distributions                                 $756,250.00

2.    Class A interest distributions                              $756,250.00

3.    Class A principal distributions                                   $0.00

4.    Total Class B distributions                                  $78,040.54

5.    Class B interest distributions                               $78,040.54

6.    Class B principal distributions                                   $0.00

H.    The Series 2001-1 Factors

1.    The Series 2001-1 Class A Factor for the preceding Record
      Date [which represents the ratio of the amount of the
      Class A Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class A
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                            1.0000000%

2.    The Series 2001-1 Class B Factor for the preceding Record
      Date [which represents the ration of the amount of the
      Class B Invested Amount as of such Record Date (adjusted
      after taking into account any reduction in the Class B
      Invested Amount that will occur on the following
      distribution date) to the Initial Class A Invested Amount
      (rounded to seven decimal places)                            1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2001-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of October, 2003.



                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2002-1 Certificates

A.    Information Regarding American Express Master Trust Series
      2002-1 Allocation Percentages

1.    Floating Allocation Percentage as of the end of
      the Second preceding Due Period.....                           12.9100%

2.    Fixed Allocation Percentage.....                                0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections.....                                 $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections.....                             $0.00

4.    The amount of Yield Collections allocable to
      Series 2002-1 [Floating Allocation
      Percentage, times Yield Collections].....                $21,550,062.08

5. The amount of Principal Collections allocable to Series 2002-1:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated
      as Excess Principal Collections.....                    $696,785,340.70

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times
      Principal Collections].....                                       $0.00

6.    The Investor Default Amount allocable to
      Series 2002-1 [Floating Allocation
      Percentage, times Default Amount].....                    $1,880,262.45

B.    Information Regarding the Application of Funds on Deposit
      In the Collection Account for the Series 2002-1 Certificates, pursuant to Section 4.08 of the Series Supplement

1.    Class A Monthly Interest @ 1.1900%                          $743,750.00

2.    Class B Monthly Interest                                     $78,040.54

3.    Investor Monthly Servicing Fee                            $1,351,351.35

4.    Reimbursement of Class A Investor Charge offs                     $0.00

5.    Investor Default Amount                                   $1,880,262.45

6.    Unpaid Class B Interest                                           $0.00

7.    Reimbursement of Class B Investor Charge offs                     $0.00

8.    Funding of Reserve Account                                        $0.00

9.    Excess Yield Collections                                 $17,496,657.75

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------

C.    Information on the Application of Principal
      Collections to the Collection Account
      regarding Series 2002-1 Certificates

1.    Class A Monthly Principal deposited to the
      Collection Account for distribution to
      Class A Certificateholders                                        $0.00

2.    Class B Monthly Principal deposited to the
      Collection Account for distribution to
      Class B Certificateholders                                        $0.00

3.    Series 2002-1 Principal Shortfall                                 $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 2002-1 Collection Account
      for distribution to Certificateholders                            $0.00

5.    Excess Principal Collections allocable to other
      Series                                                  $698,665,603.15

D.    Information Regarding the Series 2002-1 Class A
      Interest Funding Account

1.    Beginning Balance                                                 $0.00

2.    Deposit from Collection Account                             $743,750.00

3.    Withdrawal to Class A Certificateholders, if any            $743,750.00

4.    Ending Balance                                                    $0.00

E.    Information Regarding the Series 2002-1 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date.....                         $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                 $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date.....                                 $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------

F.    Information Regarding Series 2002-1 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance                             $750,000,000.00

2.    Class B Certificate Balance                              $60,810,810.00

3.    Class A Invested Amount                                 $750,000,000.00

4.    Class B Invested Amount                                  $60,810,810.00

5.    Class A Investor Charge Offs for the preceding Due
      Period                                                            $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period                                                            $0.00

7.    Unreimbursed Class A Investor Charge Offs                         $0.00

8.    Unreimbursed Class B Investor Charge Offs                         $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions                                 $743,750.00

2.    Class A interest distributions                              $743,750.00

3.    Class A principal distributions                                   $0.00

4.    Total Class B distributions                                  $78,040.54

5.    Class B interest distributions                               $78,040.54

6.    Class B principal distributions                                   $0.00

H.    The Series 2002-1 Factors

1.    The Series 2002-1 Class A Factor for the preceding Record Date
      [which represents the ratio of the amount of the Class A
      Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial
      Class A Invested Amount (rounded to seven decimal places)    1.0000000%

2.    The Series 2002-1 Class B Factor for the preceding Record Date
      [which represents the ration of the amount of the Class B
      Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial
      Class A Invested Amount (rounded to seven decimal places)    1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-1 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of October, 2003.

                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------
            Schedule - to Monthly Servicer's Certificate with respect
                        To the Series 2002-2 Certificates

A.    Information Regarding American Express Master Trust Series
      2002-2 Allocation Percentages

1.    Floating Allocation Percentage as of the end of
      the Second preceding Due Period.....                           17.2133%

2.    Fixed Allocation Percentage.....                                0.0000%

3.(a) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Yield Collections.....                                 $0.00

  (b) Additional Amounts pursuant to Section 4.03(c)(ii)
      treated as Principal Collections.....                             $0.00

4.    The amount of Yield Collections allocable to
      Series 2002-2 [Floating Allocation
      Percentage, times Yield Collections].....                $28,733,416.14

5.    The amount of Principal Collections allocable to Series 2002-2:

  (a) During the Revolving Period [Floating Allocation
      Percentage times Principal Collections], treated
      as Excess Principal Collections.....                    $929,047,121.79

  (b) During the Accumulation Period or an Amortization
      Period [Fixed Allocation Percentage, times
      Principal Collections].....                                       $0.00

6.    The Investor Default Amount allocable to
      Series 2002-2 [Floating Allocation
      Percentage, times Default Amount].....                    $2,507,016.60

B. Information Regarding the Application of Funds on Deposit in the Collection Account for the Series 2002-2 Certificates, pursuant to Section 4.08 of the Series Supplement

1.    Class A Monthly Interest @ 1.1700%                          $975,000.00

2.    Class B Monthly Interest                                    $106,081.08

3.    Investor Monthly Servicing Fee                            $1,801,801.80

4.    Reimbursement of Class A Investor Charge offs                     $0.00

5.    Investor Default Amount                                   $2,507,016.60

6.    Unpaid Class B Interest                                           $0.00

7.    Reimbursement of Class B Investor Charge offs                     $0.00

8.    Funding of Reserve Account                                        $0.00

9.    Excess Yield Collections                                 $23,343,516.65

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

C.    Information on the Application of Principal
      Collections to the Collection Account
      regarding Series 2002-2 Certificates

1.    Class A Monthly Principal deposited to the
      Collection Account for distribution to
      Class A Certificateholders                                        $0.00

2.    Class B Monthly Principal deposited to the
      Collection Account for distribution to
      Class B Certificateholders                                        $0.00

3.    Series 2002-2 Principal Shortfall                                 $0.00

4.    Excess Principal Collections allocable from other Series
      deposited to the Series 2002-2 Collection Account
      for distribution to Certificateholders                            $0.00

5.    Excess Principal Collections allocable to other
      Series                                                  $931,554,138.39

D.    Information Regarding the Series 2002-2 Class A
      Interest Funding Account

1.    Beginning Balance                                                 $0.00

2.    Deposit from Collection Account                             $975,000.00

3.    Withdrawal to Class A Certificateholders, if any            $975,000.00

4.    Ending Balance                                                    $0.00

E.    Information Regarding the Series 2002-2 Accrued and
      Unpaid Amounts

1.    The amount of any Class A Monthly Interest previously
      due but not deposited in the Class A Interest Funding
      Account on a prior Distribution Date.....                         $0.00

2.    The amount of additional interest [at the Class A
      Certificate Rate] with respect to interest amounts that
      were due but not paid on a previous Interest Payment
      Date or Special Payment Date.....                                 $0.00

3.    The amount of any Class B Monthly Interest previously
      due but not distributed to Class B Certificateholders
      on a prior Distribution Date.....                                 $0.00

4.    The amount of additional interest [at the Class B
      Certificate Rate] with respect to interest
      amounts that were due but not paid
      on a previous Distribution Date.....                              $0.00

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

F.    Information Regarding Series 2002-2 Certificate
      Balances, Invested Amounts, and Investor Charge Offs
      (for the preceding Due Period)

1.    Class A Certificate Balance                           $1,000,000,000.00

2.    Class B Certificate Balance                              $81,081,081.00

3.    Class A Invested Amount                               $1,000,000,000.00

4.    Class B Invested Amount                                  $81,081,081.00

5.    Class A Investor Charge Offs for the preceding Due
      Period                                                            $0.00

6.    Class B Investor Charge Offs for the preceding Due
      Period                                                            $0.00

7.    Unreimbursed Class A Investor Charge Offs                         $0.00

8.    Unreimbursed Class B Investor Charge Offs                         $0.00

G.    Information Regarding the Current Monthly Distribution
      To Class A and Class B Certificateholders

1.    Total Class A distributions                                 $975,000.00

2.    Class A interest distributions                              $975,000.00

3.    Class A principal distributions                                   $0.00

4.    Total Class B distributions                                 $106,081.08

5.    Class B interest distributions                              $106,081.08

6.    Class B principal distributions                                   $0.00

H.    The Series 2002-2 Factors

1.    The Series 2002-2 Class A Factor for the preceding Record Date
      [which represents the ratio of the amount of the Class A
      Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class A Invested Amount that will occur on the following distribution date) to the Initial
      Class A Invested Amount (rounded to seven decimal places)    1.0000000%

2.    The Series 2002-2 Class B Factor for the preceding Record Date
      [which represents the ration of the amount of the Class B
      Invested Amount as of such Record Date (adjusted after taking into account any reduction in the Class B Invested Amount that will occur on the following distribution date) to the Initial
      Class A Invested Amount (rounded to seven decimal places)    1.0000000%

             ------------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
             ------------------------------------------------------

Pursuant to Section 9.01 of the Agreement, to the knowledge of the undersigned, no Early Amortization Event, with respect to the Series 2002-2 Certificates has occurred.

Any Yield Factor in effect during the preceding Due Period was not below the minimum Yield Factor.

The Trust Principal Component as of the end of the preceding Due Period was not less than the Minimum Trust Principal Component.

The Transferor Amount as of the end of the preceding Due Period was not less than 3.0% of the Trust Principal Component.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 8th day of October, 2003.


                                            American Express
                                            Travel Related Services
                                            Company, Inc.
                                            Servicer,

                                            By:    /s/ Robin Flanagan
                                                   -------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting